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                                                                   EXHIBIT 10.24

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made this 4th day of May 2002, by REYNOLDS C. FAULKNER (the "Obligor") in favor of KIRKLAND'S, INC., a Tennessee corporation (the "Secured Party").

                                   Background

                  A. Contemporaneously herewith, the Obligor is borrowing up to $717,000 from the Secured Party pursuant to a Term Note dated the date hereof (as hereafter amended, modified or supplemented, the "Note").

                  B. The Obligor is a director, an Executive Vice President and the Chief Financial Officer of the Secured Party. In order to secure the Obligor's obligations under the Note, the Obligor has agreed to pledge and to grant to the Secured Party a security interest in and to (i) certain marketable securities owned by the Obligor and (ii) all of the shares of Common Stock of the Secured Party ("Common Stock") and all other securities of the Secured Party owned or hereafter acquired by the Obligor.

         NOW, THEREFORE, the parties hereto, in consideration of the consummation of the aforementioned loan by the Secured Party to the Obligor, and intending to be legally bound hereby, agree as follows:

         1.       Pledge of Collateral.

                  1.1. Pledge of Stock. To secure the payment of all amounts due or to become due to the Secured Party under the Note (collectively the "Indebtedness"), the Obligor hereby pledges to the Secured Party and grants to the Secured Party a first lien on, and security interest in, the Collateral (as hereinafter defined). In furtherance of this Agreement, the Obligor has entered into that certain Collateral Assignment of Brokerage Account with Solomon Smith Barney (the "Brokerage Firm") in favor of the Secured Party (the "Collateral Assignment")

                  1.2. Designation of Collateral. The term "Collateral" when used herein shall include (i) marketable securities owned by the Obligor having a Fair Market Value (as hereinafter defined) as of the date of this Agreement equal to no less than the principal amount outstanding under the Note and (ii) any shares of Common Stock and any other securities of the Secured Party now owned or hereafter acquired by the Obligor, or in which the Obligor now has or hereafter acquires any beneficial interest, together with any securities, instruments or distributions of any kind issuable, issued or received upon conversion of, in respect of, or in exchange or in substitution for any such Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities, or any dividends, cash, property or other distributions of any kind upon, with respect to, or in consequence of the ownership of, the Collateral. In the event subscriptions, warrants, options or other rights are issued in connection with any Collateral, such subscriptions, warrants, options and rights shall be deemed to be part of the Collateral. The term "Collateral" shall also include any additional Collateral delivered by the Obligor to the Secured Party pursuant to Section 1.3 hereof. As used in this Agreement, the term "Fair Market Value" shall mean, as of any date: (i) with respect to the marketable securities, the

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closing price of such marketable securities as reported on the principal national securities exchange(s) on which such marketable securities are traded on such date, or if no price for such marketable securities are reported on such date, the closing price of such securities on the last preceding date on which there were reported prices for such securities; or (ii) with respect to marketable securities that are not listed or admitted to unlisted trading privileges on a national securities exchange, the closing price of such securities as reported by The Nasdaq Stock Market on such date, or if no price for such marketable securities are reported on such date, the closing price of such securities on the last preceding date on which there were reported prices for such securities; or (iii) with respect to any assets that are not marketable securities traded on a national securities exchange or on The Nasdaq National Stock Market, then the Fair Market Value shall be determined by the Secured Party, acting in its discretion, which determination shall be conclusive.

                  1.3. Delivery of Initial Collateral and Additional Collateral. The Obligor has delivered, and by these presents does hereby deliver, to the Secured Party the certificates representing the Collateral (the "Certificates"), together with stock powers for the Certificates duly executed in blank for transfer by the Obligor. The Obligor agrees that upon the acquisition by the Obligor of any additional securities of the Secured Party included in the definition of Collateral prior to the termination of this Agreement, the Obligor shall deliver the Certificates representing such securities, with stock powers duly endorsed for transfer, to the Secured Party as additional Collateral to be held by the Secured Party pursuant to the terms of this Agreement. The Obligor further agrees that, within 10 days after the Secured Party's written request, he shall deliver additional collateral to the Secured Party from time to time hereafter to be held pursuant to the terms of this Agreement to the extent that the Fair Market Value of the Collateral held by the Secured Party, together with all Collateral pledged pursuant to the Collateral Assignment, falls below 125% of the principal amount then outstanding under the Note; provided, however, to to the extent that the additional collateral consists of marketable securities, the Obligor may subject such marketable securities to the pledge under the Collateral Assignment though the Brokerage Firm. Such additional collateral shall be in such form as shall be reasonably acceptable to the Secured Party.

         2. Additional Amounts Secured. In addition to the Obligor's prompt and full repayment of the Indebtedness, the security interest and pledge created hereby shall secure reimbursement to the Secured Party for: (i) all costs and expenses incurred in collection of all amounts due to the Secured Party from the Obligor, including without limitation, the costs of suit and attorneys' fees in execution of this Agreement and the Note; (ii) prompt performance by the Obligor of his obligations under the Note and this Agreement; and (iii) interest on all of the foregoing at the rates set forth in the Note.

         3. Covenants. Until the termination of this Agreement and the security interest and pledge created hereby:

                  3.1. The Obligor shall not, nor shall the Obligor permit, without the prior written consent of the Secured Party, the sale, transfer, pledge, hypothecation or other encumbrance, or the execution of an agreement contemplating any of the foregoing for all or any part of the Collateral;


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                  3.2.     The Obligor shall, at the Obligor's expense, defend
the Secured Party's right, title, special property and security interest in and to the Collateral and the proceeds thereof; and

                  3.3. In the event any of the Collateral ceases to be certificated and is held by a financial intermediary in electronic form, the Obligor agrees promptly to cause such financial intermediary to enter into a control agreement satisfactory to the Secured Party and do all other acts and things reasonably required by the Secured Party to perfect and maintain perfected the security interest and pledge created hereby.

         4.       Representations and Warranties of the Obligor.

                  The Obligor hereby makes the following representations and warranties to the Secured Party:

                  4.1.     Except for the security interest granted pursuant to
Section 1 hereof, all of the Collateral is owned by the Obligor, free and clear of any and all options, claims, security interests, liens, pledges, encumbrances and security interests, except that created herein; and

                  4.2. The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof, will not result in the breach of any of the terms, conditions or provisions of, or constitute a default under, or conflict with, or cause any acceleration of any obligation under, any agreement or other instrument to which the Obligor or the Secured Party is a party or by which either of them is bound, or any provision of the Charter or Bylaws of the Secured Party, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation.

         5.       Voting and Distributions Prior to Default.

                  5.1. Voting. Prior to the occurrence of an Event of Default hereunder, the Obligor shall have the right to vote the securities constituting the Collateral owned by him; provided, however, that the Obligor shall not in any event vote such securities in a manner which would cause or constitute an Event of Default under this Agreement or under the Note or would otherwise be inconsistent with any of the terms, conditions or provisions of this Agreement or the Note.

                  5.2. Distributions. Prior to the occurrence of an Event of Default, the Obligor shall be entitled to receive directly from the Secured Party all dividends, property and cash distributions with respect to, or in consequence of the ownership of, the Collateral.

         6.       Default

                  6.1. Events of Default. There shall be an "Event of Default" for purposes of this Agreement if: (i) any "event of default" (as defined therein) shall have occurred and be continuing under the Note; or (ii) the Obligor shall fail to observe any agreement, condition, undertaking, or covenant in this Agreement.


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                  6.2.     Consequences of Default. Upon the occurrence of an
Event of Default, and until the termination of this Agreement:

                           6.2.1.   The Secured Party may notify the Obligor of
the occurrence of such Event of Default;

                           6.2.2.   The Secured Party shall be entitled to
receive and apply in payment of amounts payable by the Obligor under the Note all dividends, property and cash distributions with respect to, or in consequence of the ownership of, the Collateral;

                           6.2.3.   The Secured Party shall be entitled and
authorized to exercise in its discretion all voting rights, if any, pertaining to the Collateral and in connection therewith, which authorization herein granted shall be deemed an irrevocable power coupled with an interest;

                           6.2.4.   The Obligor shall take any action necessary
or required or requested by the Secured Party, in order to allow the Secured Party fully to enforce the pledge of the security interest in and to the Collateral hereunder and realize thereon to the fullest possible extent, including but not limited to the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party and the execution of any dividend, payment or brokerage orders or proxies; and

                           6.2.5.   The Secured Party shall have all the rights
and remedies granted or available to it hereunder, under the Uniform Commercial Code as in effect from time to time, under any other statute or the common law, or under the Note, including the right to sell the Collateral or any portion thereof at one or more public or private sales upon twenty (20) days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any expenses of sale, including the payment of all the Secured Party's reasonable attorneys' fees in connection with the Indebtedness and the sale, to the payment of the Indebtedness in any manner or order which the Secured Party in its sole discretion may elect, without further notice to or consent of the Obligor and without regard to any equitable principles of marshalling or other like equitable doctrines. To the extent that the proceeds of such sale are insufficient to satisfy all of the Indebtedness, the Obligor shall remain liable for the amount of such deficiency.

         7.       Delay, Non-Waiver and Exclusive Remedies.

                  7.1. Non-Exclusive Remedies. No remedy or right herein conferred upon or reserved to the Secured Party is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative, and shall be in addition to every other remedy or right given hereunder, and now or hereafter existing at law or in equity.

                  7.2. Delay and Non-Waiver. No delay or omission by the Secured Party to exercise any remedy or right accruing upon an Event of Default shall impair any such remedy or right, or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same, or a different nature.

         8. Indemnification. The Obligor shall defend, indemnify, and hold harmless Secured


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Party from and against any loss, liability, damage, or expense which the Secured
Party may incur as a result of the taking, holding, and/or disposing of the Collateral and the Certificates, unless such loss, liability, damage, or expense was caused by the gross negligence or willful misconduct of the Secured Party or its agents.

         9. Rights Retained by the Obligor. So long as no Event of Default shall have occurred and be continuing hereunder or under the Note, the Obligor shall retain and may exercise all rights of or incident to the ownership of the Collateral.

         10. Termination. This Agreement and the security interests and pledge created hereby shall terminate on the payment in full by the Obligor of all of the Indebtedness. Upon termination, the Secured Party shall forthwith deliver to the Obligor the Certificates, with the stock powers therefor, delivered by the Obligor to the Secured Party.

         11. Strict Enforcement. The Secured Party shall at all times have the right to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom to the contrary. The failure of the Secured Party at any time to enforce its rights hereunder shall not be construed as having created a custom contrary to the provisions of this Agreement, as having modified in any manner the terms hereof, or as having prevented the Secured Party from thereafter enforcing strict compliance. All rights and remedies of the Secured Party are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         12. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior and contemporaneous agreements and understandings, oral and written, with respect thereto.

         13. Modification. This Agreement may be modified or amended only by means of a writing signed by the party against whom such modification or amendment is sought to be enforced.

         14. Severability; Governing Law. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

         15. Benefits of Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

         16. Counterparts. This Agreement may be signed in any number of counterparts and by different parties on different counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together shall constitute but one and the same agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                          SECURED PARTY

                                          KIRKLAND'S, INC.


                                          By: /s/ Robert. E. Alderson
                                             -------------------------------
                                             Name: Robert E. Alderson
                                             Title: Chief Executive Officer and
                                                    President

                                          OBLIGOR


                                          /s/ Reynolds C. Faulkner
                                          ----------------------------------
                                          REYNOLDS C. FAULKNER


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